UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

______________________________

KBR, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas  77002
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 753-3011

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of security holders during the Company’s annual meeting of shareholders held on May 17, 2012 are as follows:

Proposal	For	Withheld	Broker non-votes
1. Election of four Class III Directors:
W. Frank Blount	119,535,806	684,815	10,027,480
Loren K. Carroll	117,566,247	2,654,374	10,027,480
Linda Z. Cook	119,995,458	225,163	10,027,480
Jack B. Moore	119,997,768	222,853	10,027,480

 Under the Company’s Bylaws, each of the directors was elected, having received a majority of the shares of common stock cast in person or represented by proxy at the annual meeting.

Proposal	For	Against	Abstentions	Broker non-votes
2. Amendment of our certificate of incorporation to eliminate the classified structure of the Board and provide for annual election of directors.	120,166,566	28,843	25,212	10,027,480

Under the Company’s Bylaws, our certificate of incorporation was amended to eliminate the classified structure of the Board and provide for annual election of directors, having been approved by the vote of holders of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote.

Proposal	For	Against	Abstentions	Broker non-votes
3. Amendment of our certificate of incorporation to remove unnecessary and outdated provisions.	130,060,940	73,971	113,190

Under the Company’s Bylaws, our certificate of incorporation was amended to remove unnecessary and outdated provisions, having been approved by the vote of holders of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote.

Proposal	For	Against	Abstentions	Broker non-votes
4. Ratification of KPMG, LLP as independent registered public accounting firm for the Company for the year ending December 31, 2012.	127,974,064	2,230,572	43,465

Under the Company’s Bylaws, the selection of KPMG, LLP was ratified, having been approved by the vote of holders of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote.

Proposal	For	Against	Abstentions	Broker non-votes
5. Advisory vote to approve the compensation of our Named Executive Officers as disclosed in the proxy statement.	114,181,211	4,399,254	1,640,156	10,027,480

Under the Company’s Bylaws, the advisory vote was in favor of approval of our executive compensation, having been approved by the vote of the holders of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote.

Proposal	For	Against	Abstentions	Broker non-votes
6. Amendment and restatement of the KBR, Inc. 2006 stock and incentive plan.	112,375,594	6,208,318	1,636,709	10,027,480

Under the Company’s Bylaws, our 2006 Stock and Incentive Plan was amended and restated, having been approved by the vote of holders of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote.

As of the record date, March 29, 2012, there were 148,329,064 shares of common stock outstanding and entitled to vote at the meeting.  On the meeting date, holders of 130,248,101 shares were present in person or by proxy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: May 21, 2012	By:	/s/ Jeffrey B. King
Jeffrey B. King Vice President, Public Law